UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to Section 240.14a-12

Duff & Phelps Global Utility Income Fund Inc.

DTF Tax-Free Income Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (01-07)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

and

DTF TAX-FREE INCOME INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

MAY 9, 2012

The annual meeting of shareholders of each of Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF” and collectively with DPG, the “Funds”) will be held jointly at the JW Marriott Hotel, 151 West Adams Street, Chicago, Illinois, on Wednesday, May 9, 2012 at 4:00 p.m., Central Time, to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Stewart E. Conner, Nancy Lampton, Eileen A. Moran, David J. Vitale as directors of DPG by the holders of DPG’s common stock;

b.	Elect Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of DTF by the holders of DTF’s common and preferred stock, voting together as a single class;

c.	Elect Nancy Lampton as a director of DTF by the holders of DTF’s preferred stock; and

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on March 26, 2012 are entitled to vote at the meeting.

For the Board of Directors of each of DPG and DTF,

T. BROOKS BEITTEL Secretary

April 4, 2012

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, ONE OR MORE OF THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax Free Income Inc. (“DTF” and collectively with DPG, the “Funds”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Wednesday, May 9, 2012 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the applicable Fund or delivery of a later-dated proxy.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to Be Voted Upon

Proposal		Fund and Classes of Shareholders Entitled to Vote
1a.	Election of Stewart E. Conner, Nancy Lampton, Eileen A. Moran and David J. Vitale as directors of DPG	DPG common stock
1b.	Election of Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of DTF	DTF common and preferred stock
1c.	Election of Nancy Lampton as a director of DTF	DTF preferred stock

Shareholders of record of each Fund at the close of business on March 26, 2012 are entitled to notice of and to participate in the meeting. On the record date: DPG had 37,874,617 shares of common stock outstanding; and DTF had 8,509,110 shares of common stock and 1,300 shares of preferred stock outstanding. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of remarketed preferred stock of DTF outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted).

This proxy statement is first being mailed on or about April 4, 2012. The Funds will bear the cost of the annual meeting and this proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on Wednesday, May 9, 2012: The proxy statement for the 2012 annual meeting, the form of proxy card and the annual report for the most recently ended fiscal year are available to DPG shareholders at www.dpgfund.com/proxy and to DTF shareholders at www.dtffund.com/proxy. You can obtain directions to the annual meeting by contacting DPG’s administrator at 866-270-7598 (toll-free) or at duff@virtus.com or DTF’s administrator at 888-878-7845 (toll-free) or at fa@hilliard.com.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is comprised of the same ten directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Election of DPG Directors (Proposal 1a.)

At the meeting, holders of DPG common stock are entitled to elect four directors for a term ending in 2015 to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DPG common stock as to the directors representing the common stock is necessary to elect those directors. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DTF Directors (Proposals 1b. and 1c.)

At the meeting, holders of DTF common and preferred stock, voting as a single class, are entitled to elect three directors for a term ending in 2015 and the holders of DTF preferred stock are entitled to elect one director for a term ending in 2015, in each case to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DTF common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DTF preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Biographical Information about Nominees and Continuing Directors

Set forth below are the names and certain biographical information about the directors of the Funds. The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the directors are elected to the DPG Board by the holders of DPG common stock, and, except as noted, all of the directors are elected to the DTF Board by the holders of common and preferred stock of DTF voting as a single class. All of the Funds’ directors also serve on the board of directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co., the Funds’ investment adviser (the “Adviser”): DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”). All of the directors of the Funds, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain is an “interested person” of the Funds by reason of his position as President and Chief Executive Officer of the Funds and President, Chief Investment Officer and

employee of the Adviser. The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Nominees—Independent Directors

Stewart E. Conner(3) Age: 70	Director	Nominee for term expiring in 2015; Director of DTF since May 2009 and of DPG since May 2011	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

	Mr. Conner was selected to serve on the Board because of his legal experience, his leadership skills gained from serving as managing partner and chairman of a large law firm and his experience in working with public companies and boards of directors of public companies.

Nancy Lampton(1)(4)(5) Age: 69	Director and Vice Chairperson of the Board	Nominee for term expiring in 2015; Director of DTF since May 2005 and of DPG since May 2011	Vice Chairperson of the Board of DNP (since February 2006), DUC and DTF (since May 2007) and DPG (since May 2011); Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) April 1999-March 2012

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
	Ms. Lampton was selected to serve on the Board because of her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry and her specialized knowledge of issues relating to nuclear power.

Eileen A. Moran(1)(3) Age: 57	Director	Nominee for term expiring in 2015; Director of DTF since August 1996 and of DPG since May 2011	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-April 2011	4

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which are invested in the electric and natural gas utility industry.

David J. Vitale(1)(3) Age: 65	Director and Chairman of the Board	Nominee for term expiring in 2015; Director of DTF since May 2005 and of DPG since May 2011	Chairman of the Board of DTF, DNP and DUC since May 2009; Chairman of the Board of DPG since May 2011; Chairman, Urban Partnership Bank since August 2010; Private investor January 2009-August 2010; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; President and Chief	4	Director, UAL Corporation (airline holding company), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

	Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

Continuing Directors—Independent Directors

Robert J. Genetski(2) Age: 69	Director	Director of DTF since May 2009 and of DPG since May 2011; Term expires 2013	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			and Chief Economist, Harris Trust & Savings Bank; author of several books; regular contributor to the Nikkei Financial Daily

	Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a published author and speaker on economic topics and his experience in overseeing investment research and asset management operations.

Philip R. McLoughlin(2) Age: 65	Director	Director of DTF since July 1996 and of DPG since May 2011; Term expires 2013	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010; Private investor 2004-2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”) 2002-2004; Chief Executive Officer of PXP 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief	58	Chairman of the Board, The World Trust Fund (closed-end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company formerly known as PXRE Group Ltd.) 1999-2009

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			Investment Officer, The Phoenix Companies, Inc. (“Phoenix”) 2000-2002

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as CEO of an asset management company and chief investment officer of an insurance company.

Geraldine M. McNamara(4) Age: 60	Director	Director of DTF since May 2003 and of DPG since May 2011; Term expires 2014	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	49

	Ms. McNamara was selected to serve on the Board because of her experience of advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds.

Christian H. Poindexter(4) Age: 73	Director	Director of DTF since May 2008 and of DPG since May 2011; Term expires 2014	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer,	4	Director, The Baltimore Life Insurance Company 1998-November 2011

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			April 1999-October 2001; President, April 1999-October 2000); Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)

	Mr. Poindexter was selected to serve on the Board because of his knowledge about the public utility industry, his experience of overseeing investment management and his experience with corporate governance, financial and accounting matters, evaluating financial results and serving as chairman and chief executive officer of a large public company.

Carl F. Pollard(1)(2)(5) Age: 73	Director	Director of DTF since May 2006 and of DPG since May 2011; Term expires 2014	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer,	4	Director, Churchill Downs Incorporated 1985-June 2011 (Chairman of the Board July 2001-June 2011)

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)

	Mr. Pollard was selected to serve on the Board because of his extensive experience with financial and accounting matters, evaluating financial results and overseeing the operations and the financial reporting process of a large public company.

Continuing Directors—Interested Director

Nathan I. Partain, CFA Age: 55	President, Chief Executive Officer and Director	Director of DTF since May 2007 and of DPG since March 2011; Term expires 2013	President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998-February 2001; Senior Vice President, January 1997-April 1998); President and Chief Executive Officer of DPG since March 2011; President and Chief Executive Officer of DTF and DUC since 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services and other business operations sectors)

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)

Mr. Partain was selected to serve on the Board because of his significant knowledge of the Funds’ operations as CEO of the Funds and President of the Adviser, and because of his experience serving as a director of another public utility company and chairman of its board and audit committee.

(1)	Member of the executive committee of the Board, which has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.
(2)

Member of the audit committee of the Board, which makes recommendations regarding the selection of each Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.

(3)

Member of the contracts committee of the Board, which makes recommendations regarding each Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

(4)

Member of the nominating and governance committee of the Board, which selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters.

(5)	Elected to the DTF Board by the holders of DTF preferred stock, voting as a separate class.

During DPG’s fiscal year ended October 31, 2011, the DPG Board met five times and acted twice by written consent, the DPG audit committee met twice and acted once by written consent, the DPG nominating and governance committee met twice, the DPG contracts committee met twice and the DPG executive committee met once and acted once by unanimous written consent. During DTF’s fiscal year ended October 31, 2011, the DTF Board met six times, the DTF audit committee met three times, the DTF nominating and governance committee met three times, the DTF contracts committee met twice and the DTF executive committee did not meet. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Funds will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings.

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and each Fund’s administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Nomination of Directors. The nominating and governance committee is composed of three directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on each Fund’s website at www.dpgfund.com and www.dtffund.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration.

Diversity Policy. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also officers of the Funds’ investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Continuing Directors—Interested Director.” The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 61	Secretary of DTF since May 2005; Secretary of DPG since March 2011	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993); Secretary and Senior Vice President of DNP since January 1995 (Treasurer January 1995-September 2002); Secretary of DUC since May 2005

W. Patrick Bradley Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 40	Vice President and Assistant Treasurer of DPG since August 2011	Senior Vice President, Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (f/k/a Phoenix Investment Partners, Inc.) since 2009 (Vice President, Fund Administration 2007-2009; Second Vice President, Fund Control & Tax 2004-2006); Chief Financial Officer and Treasurer, certain funds within the Virtus Mutual Funds Family (f/k/a Phoenix Mutual Fund Family) since 2005 (Assistant Treasurer 2004-2006)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kevin J. Carr Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 57	Vice President and Assistant Secretary of DPG since August 2011	Senior Vice President, Legal and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (f/k/a Phoenix Investment Partners, Inc.) since 2008; Vice President and Counsel, Phoenix Life Insurance Company 2005-2008; Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company, January 2005-May 2005; Assistant General Counsel and certain other positions, The Hartford Financial Services Group, 1995-2005

Timothy M. Heaney, CFA Age: 47	Chief Investment Officer of DTF since 2004; Vice President of DTF since 1997 (Portfolio Manager 1997-2004)	Senior Vice President of the Adviser since 2004 (Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (f/k/a Phoenix Investment Counsel, Inc.) 2006-2011, (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst, 1992-1996)

Deborah A. Jansen, CFA Age: 56	Chief Investment Officer of DPG since March 2011	Senior Vice President of the Adviser since 2001; Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe & Farnham, Inc. 1996-2000 (Vice President, Principal and Economist 1987-1995)

Lisa H. Leonard Age: 48	Vice President of DTF since 2006	Vice President of the Adviser since 2006 (Assistant Vice President 1998-2006); Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (f/k/a Phoenix Investment Counsel, Inc.) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years

Alan M. Meder, CFA, CPA Age: 52	Treasurer of DTF since 2000 (Principal Financial and Accounting Officer and Assistant Secretary since 2002); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DPG since March 2011	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Treasurer of DNP since February 2011 and of DUC since 2000. Member of Board of Governors of CFA Institute since 2008 (Vice Chairman of the Board since 2011); Financial Accounting Standards Advisory Council Member since 2011

Jacqueline M. Porter Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 54	Vice President and Assistant Treasurer of DPG since August 2011	Vice President, Fund Administration and Tax, Virtus Investment Partners, Inc. (f/k/a Phoenix Investment Partners, Inc.) since 2008; Assistant Vice President, Phoenix Equity Planning Corporation, 1995-2008; Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (f/k/a Phoenix Edge Series Fund) since 1995

Joyce B. Riegel Age: 57	Chief Compliance Officer of DPG since March 2011; Chief Compliance Officer of DTF since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002-2004); Chief Compliance Officer of DUC since 2003 and of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of March 1, 2012, (i) in DPG, (ii) in DTF and (iii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

Name of Director	Dollar Range of Equity Securities Owned in		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
	DPG	DTF
Independent Directors
Stewart E. Conner	$10,001–$50,000	$10,001–$50,000	Over $100,000
Robert J. Genetski	$50,001–$100,000	$1-$10,000	Over $100,000
Nancy Lampton	$10,001–$50,000	$10,001–$50,000	Over $100,000
Philip R. McLoughlin	$10,001–$50,000	$10,001–$50,000	Over $100,000
Geraldine M. McNamara	$50,001–$100,000	$10,001–$50,000	Over $100,000
Eileen A. Moran	$10,001–$50,000	$10,001–$50,000	Over $100,000
Christian H. Poindexter	$50,001–$100,000	$50,001–$100,000	Over $100,000
Carl F. Pollard	$50,001–$100,000	Over $100,000	Over $100,000
David J. Vitale	$50,001–$100,000	None	Over $100,000

Interested Director
Nathan I. Partain	$10,001–$50,000	None	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of March 1, 2012, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table shows the compensation paid to the Funds’ directors with respect to each Fund’s fiscal year ending in 2011 for service on the board of directors of the Funds and on the boards of directors of other investment companies in the same Fund Complex as the Funds:

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DPG	Aggregate Compensation from DTF	Total Compensation From Fund and Fund Complex Paid to Directors(2)
Independent Directors
Stewart E. Conner	$7,816	$10,434	$79,500
Robert J. Genetski	7,646	10,437	79,500
Nancy Lampton	7,080	10,439	79,000
Philip R. McLoughlin	7,646	10,437	404,500
Geraldine M. McNamara	7,080	10,439	229,000
Eileen A. Moran	8,576	11,774	87,500
Christian H. Poindexter	7,031	11,547	82,000
Carl F. Pollard	8,406	11,776	87,500
David J. Vitale	11,826	18,479	123,000

Interested Director
Nathan I. Partain	0	0	0

(1)

Because each director serves as a director of both of the Funds and as a director of DNP and DUC, directors receive a single set of fees as remuneration for their service to all four funds: (i) each director not affiliated with the Adviser receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director not affiliated with the Adviser who attends a Board meeting in person receives a fee of $5,000 for such attendance, with an annual maximum of $20,000 (prior to August 1, 2011, such fee was $3,000 per meeting, with an annual maximum of $12,000); (v) each committee member who attends a committee meeting in person receives a fee of $3,500 for such attendance, with an annual maximum of $7,000 (prior to August 1, 2011, such fee was $2,000 per meeting, with an annual maximum of $4,000); and (vi) each director who attends the Funds’ annual education program in person receives a fee of $2,000 for such attendance (for no more than one such program per year). Directors and officers affiliated with the Adviser receive no compensation from the Funds for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Funds, the Adviser, Hilliard Lyons (as defined below) or VP Distributors (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to their directors or officers.

(2)	Please refer to the table on pages 3 to 10 for the number of investment companies in the Fund Complex overseen by each director.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the four nominees for director named above.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of December 31, 2011, had approximately $8.58 billion in client accounts under discretionary management. The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc., a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus was a subsidiary of Phoenix until December 31, 2008, when it was spun-off by Phoenix to its shareholders.

The Administrators. VP Distributors, LLC (“VP Distributors”) serves as DPG’s administrator. The address of VP Distributors is 100 Pearl Street, Hartford, Connecticut 06103. VP Distributors is a wholly-owned subsidiary of Virtus.

J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) serves as DTF’s administrator. The address of Hilliard Lyons is 500 West Jefferson Street, Louisville, Kentucky 40202. Hilliard Lyons (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. Hilliard Lyons is a majority-owned subsidiary of Houchens Industries, Inc. (“Houchens”), a diversified conglomerate wholly owned by its employees. Houchens acquired its ownership interest in Hilliard Lyons from The PNC Financial Services Group, Inc. on March 31, 2008.

Shareholders. The following table shows shares of common stock of the Funds as to which each director and director nominee, and all directors and executive officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2011. The directors, director nominees and executive officers of the Funds owned no shares of preferred stock of any of the Funds. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DPG common stock	Shares of DTF common stock
Stewart E. Conner	1,000	1,000
Robert J. Genetski	5,000	150
Nancy Lampton	1,000	1,000
Philip R. McLoughlin	1,000	1,117
Geraldine M. McNamara(1)	3,000	2,305
Eileen A. Moran	2,500	4,461
Nathan I. Partain(1)(2)	2,038	7,503
Christian H. Poindexter(1)	3,055	4,086
Carl F. Pollard	5,000	20,000
David J. Vitale	5,000	None
Directors and officers as a group (19 persons)(1)(2)	30,193	46,312

(1)

Ms. McNamara, Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 3,000, 2,038 and 3,055, respectively, of the DPG shares listed. Ms. McNamara, Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 2,305, 7,503 and 4,086, respectively of the DTF shares listed. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 8,093 of the DPG shares listed and 11,584 of the DTF shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain disclaims beneficial ownership of 2,038 of the DPG shares listed and 7,503 of the DTF shares listed. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 2,038 of the DPG shares listed and 7,503 of the DTF shares listed as owned by the directors and executive officers as a group.

To the Funds’ knowledge, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. The information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DTF	Karpus Management, Inc., d/b/a Karpus Investment Management(1) 183 Sully’s Trail Pittsford, New York 14534	Common Stock	1,310,074	15.4%

DTF	Bank of America Corporation(2) 100 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	Preferred Stock	836	64.3%

(1)	Based on a Schedule 13G/A filed by Karpus Management, Inc., d/b/a Karpus Investment Management on February 14, 2012.
(2)

Based on a Schedule 13D filed by jointly by Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C., on January 11, 2011. These entities reported shared voting and dispositive power. The allocation of share ownership among these joint filers is set forth in their Schedule 13D filing.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Funds’ officers and directors, and persons who own more than 10% of a registered class of any Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, each Fund believes that during 2011 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Bank of America Corporation, a greater than 10% beneficial owner of DTF’s preferred stock, filed one late Form 4 report with respect to two transactions in DTF’s common stock.

Report of the Audit Committee. The audit committee of each Fund is composed of the same three directors and acts under a written charter which sets forth the audit committee’s responsibilities. A copy of the audit committee charter is available on each Fund’s website at www.dpgfund.com and www.dtffund.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2011 audited financial statements, the audit committee: (1) reviewed and discussed the Fund’s 2011 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Carl F. Pollard, Chairman

Robert J. Genetski

Philip R. McLoughlin

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of each of Fund for the fiscal year ending October 31, 2012. A representative of Ernst & Young is expected to be present at the joint annual meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to DPG since its inception and to DTF for each of the last two fiscal years for professional services rendered by the Funds’ principal accountant.

	DPG	DTF
	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2011	Fiscal year ended October 31, 2010
Audit Fees(1)	$36,000	$49,000	$48,000
Audit-Related Fees(2)(6)	10,000	3,600	3,500
Tax Fees(3)(6)	0	5,700	5,400
All Other Fees(4)(6)	0	0	0
Aggregate Non-Audit Fees(5)(6)	10,000	9,300	8,900

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. In 2011, such services rendered to DPG consisted of $30,000 for the audit of DPG’s financial statements and $6,000 for the audit of the interim financial statements in connection with DPG’s initial public offering (“IPO”).

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” In 2011, such services rendered to DPG consisted of $2,500 for the review of the IPO registration statement and issuance of related consents and $7,500 for the issuance of standard comfort letters to the IPO underwriters. In both 2010 and 2011, such services rendered to DTF related to the performance of periodic agreed-upon procedures relating to preferred stock leverage.

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are fees billed by each Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. Each engagement of each Fund’s independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee’s pre-approval policies and procedures is attached as Exhibit A to this proxy statement. Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature. Each of the Funds’ directors is encouraged to attend the annual meeting of shareholders. All of the Funds’ directors attended the May 12, 2011 annual meeting of DTF shareholders. On June 22, 2011, Virtus Partners, Inc., which was DPG’s sole stockholder at the time, adopted certain resolutions by written consent in lieu of holding an annual meeting of shareholders.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in any Fund’s proxy statement and form of proxy for the 2013 annual meeting of shareholders should be received by the Secretary of the Fund no later than December 5, 2012. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2013 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 18, 2013.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a fee of approximately $3,500 per Fund, plus out-of-pocket expenses.

Annual Report. Each Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the Fund’s fiscal year ended October 31, 2011. The annual report for DPG is available by calling VP Distributors toll-free at (866) 270-7598 and is also available on DPG’s web site at www.dpgfund.com. The annual report for DTF is available by calling Hilliard Lyons toll-free at (888) 878-7845 and is also available on DTF’s web site at www.dtffund.com.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum of shareholders of any of the Funds to be present at the annual meeting will necessitate adjournment of the meeting with respect to those Funds and will give rise to additional expense.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL PROXIES PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

April 4, 2012

Exhibit A

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 20, 2012)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”) (1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $67,000 for DNP, $30,000 for DPG (plus an additional $6,000 to audit the interim financial statements in the registration statement on Form N-2 for DPG’s initial public offering (“IPO”)), $51,000 for DUC and $49,000 for DTF. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	(3)	(3)	(3)	(3)	N/A

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(5)	(4)	(4)

3. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	(4)	N/A

5. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $7,200 for DNP, $3,600 for DUC and $3,600 for DTF. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

(5)	In 2011, DPG incurred fees of $10,000 for review of the IPO registration statement and issuance of related consents and for the issuance of standard comfort letters to the IPO underwriters.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	(5)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $16,700 for DNP, $3,000 for DPG (plus $700-$1,000 for preparation of state tax returns), $5,700 for DUC and $5,700 for DTF. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $5,500 for all four funds in the aggregate. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(5)

Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DTF	DUC	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ANNUAL MEETING OF SHAREHOLDERS OF

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

May 9, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.dpgfund.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

    Please detach along perforated line and mail in the envelope provided    .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1a. Election of Directors:				The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 9, 2012.
NOMINEES:
☐	FOR ALL NOMINEES	Stewart E. Conner
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Nancy Lampton Eileen A. Moran

☐	FOR ALL EXCEPT (See instructions below)	David J. Vitale

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS

FOR MEETING TO BE HELD ON MAY 9, 2012

Nathan I. Partain, T. Brooks Beittel and Alan M. Meder and each of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Global Utility Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 9, 2012, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side.)

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

May 9, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.dtffund.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

    Please detach along perforated line and mail in the envelope provided    .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1b. Election of Directors:				The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 9, 2012.
NOMINEES:
☐	FOR ALL NOMINEES	Stewart E. Conner
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Eileen A. Moran David J. Vitale

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DTF TAX-FREE INCOME INC.

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS

FOR MEETING TO BE HELD ON MAY 9, 2012

Nathan I. Partain, T. Brooks Beittel and Alan M. Meder and each of them, each with full power of substitution, are authorized to vote all shares of common stock of DTF Tax-Free Income Inc. owned by the undersigned at the meeting of shareholders to be held May 9, 2012, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side.)

COMMENTS:

PROXY	DTF TAX-FREE INCOME INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints Nathan I. Partain, T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the JW Marriott Hotel, 151 West Adams Street, Chicago, Illinois on May 9, 2012 at 4:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.dtffund.com/proxy

PLEASE VOTE, DATE AND SIGN ON

OTHER SIDE AND RETURN PROMPTLY IN

ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

	ELECTION OF DIRECTORS	FOR	WITHHOLD

1b.	01. Stewart E. Conner	☐	☐
	02. Eileen A. Moran	☐	☐
	03. David J. Vitale	☐	☐

1c.	01. Nancy Lampton	FOR	WITHHOLD
		☐	☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 9, 2012.

Signature

Signature of joint owner, if any

Date

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE